                                                                                                                 EXHIBIT 1.A.(10)(a)
----------------------------------------------------===============================================================================
                                                    Part 1 Application for Life Insurance to
[Prudential LOGO]                                   [ ] The Prudential Insurance Company of America
                                                    [ ] Pruco Life Insurance Company
                                                          A Subsidiary of The Prudential Insurance Company of America

                                                    No.

-----------------------------------------------------------------------------------------------------------------------------------
1a. Proposed Insured's name--first, initial, last (Print)                  1b. Sex  2a. Date of birth  2b. Age  2c. Place of birth
                                                                            M   F       Mo.  Day  Yr.
                                                                           [ ] [ ]

-----------------------------------------------------------------------------------------------------------------------------------
3. [ ] Single  [ ] Married  [ ] Widowed  [ ] Separated  [ ] Divorced            4. Social Security No.     /   /
-----------------------------------------------------------------------------------------------------------------------------------
5a. Occupation(s)                                                               5b. Duties
-----------------------------------------------------------------------------------------------------------------------------------
6. Address for mail          No.                 Street                   City                 State               Zip

-----------------------------------------------------------------------------------------------------------------------------------
7a. Kind of policy                                                           7b. Initial amount      8. Accidental death coverage
                                                                                 $                      initial amount
If a Variable contract is applied for complete appropriate suitability form.                            $
-----------------------------------------------------------------------------------------------------------------------------------
9. Beneficiary: (Include name, age and relationship.)   10. List all life insurance on proposed Insured.   Check here if None [ ]
   a. Primary (Class 1):                                    Company          Initial         Yr.       Kind             Medical
                                                                             amt.            issued    (Indiv., Group)  Yes   No
   ______________________________________                                                                               [ ]   [ ]
                                                           ________________________________________________________________________
_______________________________________________________                                                                 [ ]   [ ]
                                                           ________________________________________________________________________
    b. Contingent (Class 2) if any:                                                                                     [ ]   [ ]
                                                           ________________________________________________________________________
    ____________________________________________________                                                                [ ]   [ ]
                                                           ________________________________________________________________________
                                                                                                                        [ ]   [ ]
-----------------------------------------------------------------------------------------------------------------------------------
11. Other person(s) proposed for coverage including the Applicant for Applicant's Waiver of Premium benefit (AWP)
                                                       Relationship to   Date of birth                       Total life insurance
Name--first, initial, last                      Sex    proposed Insured  Mo.  Day  Yr.  Age  Place of birth  in all companies
a.                                                          Spouse                                           $
___________________________________________________________________________________________________________________________________
b.                                                                                                           $
___________________________________________________________________________________________________________________________________
c.                                                                                                           $
___________________________________________________________________________________________________________________________________
d.                                                                                                           $
___________________________________________________________________________________________________________________________________
e.                                                                                                           $
___________________________________________________________________________________________________________________________________
f.                                                                                                           $
-----------------------------------------------------------------------------------------------------------------------------------
12. Supplementary benefits and riders: a. For proposed Insured     b. For spouse, children, Applicant for AWP
    Type and duration of benefit       Amount                      Type and duration of benefit                Amount
                                       $                                                                       $
___________________________________________________________________________________________________________________________________
                                       $                                                                       $
___________________________________________________________________________________________________________________________________
                                       $                                                                       $
___________________________________________________________________________________________________________________________________
                                       $                                                                       $
___________________________________________________________________________________________________________________________________
[ ] Option to Purchase Additional Ins. $                            [ ] Applicant's Waiver of Premium benefit
-----------------------------------------------------------------------------------------------------------------------------------
13. State any special request.




-----------------------------------------------------------------------------------------------------------------------------------
14. Has any person named in 1a or 11, within the last 12 months:
    a. been treated by a doctor for or had a known heart attack, stroke or cancer (including melanoma) other            Yes   No
       than of the skin? .............................................................................................  [ ]  [ ]
    b. had an electrocardiogram for any physical complaint, or taken medication for high blood pressure? .............  [ ]  [ ]
-----------------------------------------------------------------------------------------------------------------------------------
15. Premium payable  [ ] Ann.  [ ] Semi-Ann.  [ ] Quar.  [ ] Mon.  [ ] Pay. Budg.  [ ] Pru-Matic  [ ] Gov't. Allot.
-----------------------------------------------------------------------------------------------------------------------------------
16. Amount paid $                                         [ ] None (Must be "None" if either 14a or b is answered "Yes".)
-----------------------------------------------------------------------------------------------------------------------------------
17. Is a medical examination to be made on:                                                                             Yes   No
    a. the proposed Insured? .........................................................................................  [ ]  [ ]
    b. spouse (if proposed for coverage)? ............................................................................  [ ]  [ ]
-----------------------------------------------------------------------------------------------------------------------------------
18. If 17a or b is "Yes", is it agreed that no insurance will take effect on anyone proposed for coverage until         Yes   No
    the person(s) indicated in 17 have been examined, even if 16 shows that an amount has been paid? .................  [ ]  [ ]
-----------------------------------------------------------------------------------------------------------------------------------
 ORD 84376-86                                     Page 1 (Continued on page 2)

-----------------------------------------------------------------------------------------------------------------------------------
    Continuation of Part 1 of Application
-----------------------------------------------------------------------------------------------------------------------------------
19. Will this insurance replace or change any existing insurance or annuity in any company on any person named          Yes   No
    in 1a or 11? If "Yes", give their names, name of company, plan, amount, policy numbers and enclose any              [ ]   [ ]
    required state replacement form(s).

-----------------------------------------------------------------------------------------------------------------------------------
20. Is anyone applying for, or trying to reinstate, life or health insurance on any person named in 1a or 11 in         Yes   No
    this or any company? If "Yes", give amount, details and company.                                                    [ ]   [ ]

-----------------------------------------------------------------------------------------------------------------------------------
21. Does any person named in 1a or 11 plan to live or travel outside the United States and Canada within the            Yes   No
    next 12 months? If "Yes", give country(ies), purpose and duration of trip.                                          [ ]   [ ]

-----------------------------------------------------------------------------------------------------------------------------------
22. Has any person named in 1a or 11 operated or had any duties aboard an aircraft, glider, balloon, or like             Yes  No
    device, within the last 2 years, or does any such person have any plans to do so in the future? If "Yes",            [ ]  [ ]
    complete Aviation Questionnaire.
-----------------------------------------------------------------------------------------------------------------------------------
23. Has any person named in 1a or 11 engaged in hazardous sports such as: auto, motorcycle or power boat                 Yes  No
    sports; bobsledding, scuba or skin diving; mountain climbing; parachuting or sky diving; snowmobile                  [ ]  [ ]
    racing or any other hazardous sport or hobby within the last 2 years or does any such person plan to do so in the future? If "Yes", complete Avocation Questionnaire.
-----------------------------------------------------------------------------------------------------------------------------------
24. Has any person (age 15 or over) named in 1a or 11 in the last 3 years:                                               Yes  No
    a. had a driver's license denied, suspended or revoked? .........................................................    [ ]  [ ]
    b. been convicted of three or more moving violations of any motor vehicle law or of driving while under
       the influence of alcohol or drugs? ...........................................................................    [ ]  [ ]
    c. been involved as a driver in 2 or more auto accidents? .......................................................    [ ]  [ ]
    If "Yes", give name, driver's license number and state of issue, type of violation and reason for license denial, suspension or revocation.


-----------------------------------------------------------------------------------------------------------------------------------
25. a. Has the proposed Insured smoked cigarettes within the past twelve months? ..............................   Yes [ ]  No [ ]
    b. Has the spouse (if proposed for coverage) smoked cigarettes within the past twelve months? .............   Yes [ ]  No [ ]
    c. If the proposed Insured or spouse has ever smoked cigarettes, cigars or a pipe, show date(s) last smoked:
                              Cigarettes                      Cigars                         Pipe
        Proposed Insured      Mo. _______     Yr. _______     Mo. _______     Yr. _______    Mo._______   Yr. _______
        Spouse                Mo. _______     Yr. _______     Mo. _______     Yr. _______    Mo._______   Yr. _______
-----------------------------------------------------------------------------------------------------------------------------------
26. Changes made by the Company. (Not applicable in West Virginia)




-----------------------------------------------------------------------------------------------------------------------------------
To the best of the knowledge and belief of those who sign below, the statements in this application are complete and true. It is understood that, if any of the above statements (for example, the smoking data) is a material misrepresentation, coverage could be invalidated as a result. The beneficiary named in the application is for insurance payable upon death of (1) the Insured, and (2) an insured child after the death of the Insured if there is no insured spouse.

When the Company gives a Limited Insurance Agreement form, ORD 84376A-86, of the same date as this Part 1, coverage will start as shown in that form. Otherwise, no coverage will start unless: (1) a contract is issued, (2) it is accepted, and (3) the full first premium is paid while all persons to be covered are living and their health remains as stated in Parts 1 and 2. If all these take place, coverage will start on the contract date. If the Company makes a change as indicated in 26 it will be approved by acceptance of the contract. But where the law requires written consent for any change in the application, such change can be made only if those who sign this form approve the change in writing. No agent can make or change a contract, or waive any of the Company's rights or needs.

Ownership: Unless otherwise asked for above, the owner of the contract will be (1) the applicant if other than the proposed Insured, otherwise (2) the proposed Insured. But this is subject to any automatic transfer of ownership stated in the contract.


                                                               --------------------------------------------------------------------
                                                               Signature of Proposed Insured (If age 8 or over)

Dated at                     on                    , 19
-----------------------------------------------------------    --------------------------------------------------------------------
          (City/State)                                         Signature of Applicant (If other than proposed Insured --
                                                               If applicant is a firm or corporation, show that company's name

Witness                                                        By
-----------------------------------------------------------    --------------------------------------------------------------------
(Licensed agent must witness where required by law)            (Signature and title of officer signing for that company)

-----------------------------------------------------------------------------------------------------------------------------------
 ORD 84376-86                                     Page 2

-----------------------------------------------------------------------------------------------------------------------------------
Part 2 of Application--Complete on persons indicated if anyone named in 1a & 11 of Part 1 is eligible on a non-medical basis.
-----------------------------------------------------------------------------------------------------------------------------------
Complete 1 only on Proposed Insured's family                      2.  Height and weight of:
1. Family      Living      Dead                                       a. Proposed Insured    Ht. __________  Wt. __________
   Record      (give age)  Cause of Death         Age   Year          b. Spouse              Ht. __________  Wt. __________
                                                                      c. Applicant for AWP   Ht. __________  Wt. __________
   Father
---------------------------------------------------------------       Has the weight changed more than 10 pounds in the past year
   Mother                                                             on any person proposed for coverage? Yes [ ] No [ ] (If "Yes",
---------------------------------------------------------------       give name and reason for change)

   Brothers   -------------------------------------------------

---------------------------------------------------------------

   Sisters    -------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
3. When was a doctor last consulted by:        a. Proposed Insured?          b. Spouse?               c. Applicant for AWP?
   (Give details in 10.)                          Mo. _____ Yr. _____           Mo. _____ Yr. _____      Mo. _____ Yr. _____
-----------------------------------------------------------------------------------------------------------------------------------
4. Is any person to be covered now being treated or taking medicine for any condition or disease? .............   Yes [ ]  No [ ]
-----------------------------------------------------------------------------------------------------------------------------------
5. Has any person to be covered ever:                                                                                     Yes  No
   a. had any surgery or been advised to have surgery and has not done so? ............................................   [ ]  [ ]
   b. been in a hospital, sanitarium or other institution for observation, rest, diagnosis or treatment? ..............   [ ]  [ ]
   c. used or is any such person now using valium or other tranquilizers; barbiturates or other sedatives; marijuana, cocaine, hallucinogens or other mood-altering drugs; heroin, methadone or other narcotics; amphetamines or
      other stimulants; or any other narcotics or controlled substances, except as legally prescribed by a doctor? ....   [ ]  [ ]
   d. been treated or counseled for alcoholism or other drug dependency? ..............................................   [ ]  [ ]
   e. had life or health insurance declined, postponed, changed, rated-up or withdrawn? ...............................   [ ]  [ ]
   f. had life or health insurance canceled, or its renewal or reinstatement refused? .................................   [ ]  [ ]
-----------------------------------------------------------------------------------------------------------------------------------
6. Has any person to be covered ever been treated by a doctor for or had any known sign of:
                                                 Yes  No                                                                  Yes  No
   a. high blood pressure? ...................   [ ]  [ ]   d. asthma, emphysema or tuberculosis? ....................... [ ]  [ ]
   b. chest pain, pressure or discomfort? ....   [ ]  [ ]   e. tumor, cancer, leukemia, diabetes or syphillis? .......... [ ]  [ ]
   c. heart murmur or rheumatic fever? .......   [ ]  [ ]   f. nervous trouble, convulsions, epilepsy or mental disorder? [ ]  [ ]
-----------------------------------------------------------------------------------------------------------------------------------
7. Other than as shown above, has any person to be covered ever been treated by a doctor for or had any known sign of a disease
   or disorder of the:                           Yes  No                                                                  Yes  No
   a. heart, arteries or veins? ..............   [ ]  [ ]   e. kidney, bladder, genital organs or urinary tract? ........ [ ]  [ ]
   b. lungs, chest or throat? ................   [ ]  [ ]   f. liver, gallbladder, stomach, intestines or rectum? ....... [ ]  [ ]
   c. brain or nervous system? ...............   [ ]  [ ]   g. blood, glands or skin? ................................... [ ]  [ ]
   d. spine, joints, skull or other bones? ...   [ ]  [ ]   h. ears, eyes, nose or sinuses? ............................. [ ]  [ ]
-----------------------------------------------------------------------------------------------------------------------------------
8. Other than as shown above, in the past 5 years has any person to be covered:                                           Yes  No
   a. consulted or been attended or examined by any doctor or other practitioner? ......................................  [ ]  [ ]
   b. had electrocardiograms, X-rays for diagnosis or treatment, or blood, urine, or other medical tests? ..............  [ ]  [ ]
   c. made claim for or received benefits, compensation, or a pension because of sickness or injury? ...................  [ ]  [ ]
-----------------------------------------------------------------------------------------------------------------------------------
9. Does any person to be covered now have a known sign of any physical disorder, disease or defect not shown above?  Yes [ ] No [ ]
-----------------------------------------------------------------------------------------------------------------------------------
10. What are the full details of the answer to 3 and to each part of 4 thru 9 which is answered "Yes"?
Name &            Illness, operation or other reason. Reason for any            Dates and                  Full names and addresses
Question No.      check-up, doctor's advice, treatment and medication.          duration of illness        of doctors and hospitals

___________________________________________________________________________________________________________________________________
___________________________________________________________________________________________________________________________________
___________________________________________________________________________________________________________________________________
___________________________________________________________________________________________________________________________________
___________________________________________________________________________________________________________________________________
___________________________________________________________________________________________________________________________________
___________________________________________________________________________________________________________________________________
___________________________________________________________________________________________________________________________________
___________________________________________________________________________________________________________________________________
___________________________________________________________________________________________________________________________________
___________________________________________________________________________________________________________________________________
___________________________________________________________________________________________________________________________________

-----------------------------------------------------------------------------------------------------------------------------------
To the best of my knowledge and belief the above statements are complete and true. It is understood that, if any of the above statements is a material misrepresentation, coverage should be invalidated as a result.

              , 19
---------------------   ------------------------------------   -------------------------------------------------------------------
Date                    Witness                                Signature of Proposed Insured (If age 15 or over) otherwise Applicant
-----------------------------------------------------------------------------------------------------------------------------------
 ORD 84376-86                                     Page 3